SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2006
THE SPORTSMAN’S GUIDE, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-15767	41-1293081

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

411 Farwell Avenue, South St. Paul, Minnesota		55075

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (651) 451-3030
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition
     On January 24, 2006, The Sportsman’s Guide, Inc. issued a press release to report expected sales and earnings per share for its fourth quarter and year ended December 31, 2005. The release is furnished as Exhibit 99 to this report.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits. The following exhibit is furnished with this report:
   99       Press Release dated January 24, 2006 of The Sportsman’s Guide, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPORTSMAN’S GUIDE, INC.
Date: January 24, 2006	By:	/s/ CHARLES B. LINGEN
		Name:	Charles B. Lingen
		Title:	Executive Vice President of Finance and Administration and Chief Financial Officer